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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
One Citicorp Center
153 East 53rd Street
New York, New York 10022

                    EMERGING MARKETS INFRASTRUCTURE FUND
                  POSTPONES ANNUAL MEETING TO MAY 20, 1999

FOR IMMEDIATE RELEASE

MAY 14, 1999

CONTACT:  INVESTOR RELATIONS
          CREDIT SUISSE ASSET MANAGEMENT (FORMERLY BEA ASSOCIATES)
          1-800-293-1232

     New York, New York, The Emerging Markets Infrastructure Fund, Inc. (NYSE:EMG) announced today that its Board of Directors has postponed the date of its upcoming Annual Meeting of Shareholders from May 14, 1999 to May 20, 1999 at 2:00 p.m. The meeting will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019. The Board will be meeting early next week to consider modifications to the terms of the self tender offer that was announced on May 13, 1999. The postponement will give shareholders adequate opportunity to consider such modifications, if any.

     Contact:  Investor Relations Credit Suisse Asset Management Phone:
1-800-293-1232